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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Small-Cap Value Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Small-Cap Value Fund (formerly Pioneer Micro-Cap Fund) dated January 8, 2001 (and to all references to our firm) included in or made a part of Pioneer Small-Cap Value Fund's Post-Effective Amendment No. 9 and Amendment No. 10 to Registration Statement File Nos. 333-18639 and 811-07985, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
September 20, 2001